Putnam
Voyager
Fund II

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

It is always a pleasure to bring shareholders a report containing news of robust performance, and this year's annual report for Putnam Voyager Fund II is no exception. It is also customary in such cases to caution that results of this magnitude should not become an annual expectation, though we remain confident that your fund's long-term prospects remain bright.

This is the last letter to you and the other shareholders of Putnam Voyager Fund II that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
February 16, 2000


Report from the Fund Managers

Charles H. Swanberg
Roland W. Gillis
Jeffrey R. Lindsey

While Putnam Voyager Fund II focuses on individual stocks rather than placing sector bets, there is no denying that the fund's fiscal 1999 performance reflected the extraordinary strength of the sectors where most of our selections were located. For example, the potential we saw in numerous technology companies led to an increased weighting in this sector, and contributed to the strongest annual return in the fund's six-year history. At the end of fiscal 1999, your fund was not only far ahead of its competitive benchmark, the Russell MidCap Growth Index -- which returned 51.29% for the year -- but among the top 20% of all midcap growth funds tracked by Lipper, Inc. for every performance period in its history (see page 3 for more information).

Total return for 12 months ended 12/31/99

     Class A           Class B          Class C          Class M
   NAV     POP       NAV     CDSC     NAV     CDSC     NAV     POP
------------------------------------------------------------------------
   79.90%  69.59%    78.56%  73.56%   78.75%  77.75%   79.04%  72.77%
------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


* TECHNOLOGY STOCKS HELP DRIVE PERFORMANCE

As we noted in the semiannual report, strong stock selection in the technology, media and specialty retail sectors was the key to the fund's outstanding performance. The technology sector became even more important in the second half of the fiscal year. Due to a combination of new purchases and appreciation of existing holdings, the fund's technology weighting* rose to 42% of the portfolio -- the highest it has been since inception -- during the year. Again, this reflects not so much a decision to focus on the sector but the fact that the technology stocks we are looking at have the best relative earnings momentum in the marketplace at present. There are a number of reasons for this, including the upsurge of venture capital activity around the world, the reduction of trade barriers over the past few years, and the increased sophistication of the financial markets, with the flow of information becoming virtually instantaneous. Furthermore, the formation of new companies worldwide is on the upswing and many of them are technology related, Internet stocks being the prime example. Approximately half the technology stocks in the portfolio are Internet related and they have made a significant contribution to performance.

*We classify companies within the following industries -- communications equipment, computers, software, electronics (including semiconductors), semiconductor capital equipment and photography/imaging -- as technology related.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Computer software           19.4%

Computer services           11.6%

Telecommunications           7.3%

Broadcasting                 7.1%

Semiconductors               5.8%

Footnote reads:
*Based on net assets as of 12/31/99. Holdings will vary over time.


Other areas of technology also proved rewarding, in particular, software, semiconductors and semiconductor capital equipment. Key software holdings included SAP, an international developer and supplier of integrated business application software now expanding into e-commerce solutions; Intuit, Inc., which specializes in small business, tax preparation, and consumer finance software; Oracle Corp., producer of information management software and the world's second largest software company; Microsoft Corp., the world's largest. (The SAP position was sold before the end of the fiscal year.) While a breakup of Microsoft was not anticipated as this report was being written, even if such an event was to occur, we believe that the value inherent in the company would continue to be recognized. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

In the semiconductor area, two strong performers were Linear Technology Corp. and Maxim Integrated Products, Inc. Both have benefited from the explosive growth of PCs worldwide, particularly in Latin America and Asia, and from the ongoing substitution of microprocessors for mechanical devices in all types of consumer products. And both are analog semiconductor companies; while this means that their products may be somewhat pedestrian compared to next-generation computer chips, the companies have a much broader product base and a longer product life cycle than digital semiconductor companies such as Intel. Applied Materials, a semiconductor capital equipment company that supplies wafer fabrication equipment to the industry, has also provided rewarding results.

* SECTOR WEIGHTINGS AND FOREIGN HOLDINGS FURTHER CONTRIBUTE TO PERFORMANCE

Compared to the fund's benchmark, the Russell MidCap Growth Index, the portfolio has been heavily overweighted in the media sector, with a weighting nearly three times that of the index. Outperformance in this sector made a substantial contribution to the year's results. A significant underweighting in a weaker sector -- health-care -- also paid off in terms of performance; our reduced exposure to this sector meant that its dismal results did not dampen the fund's returns. Shortly after the end of the fiscal year, as the health-care regulatory environment appeared to ease, we began taking a fresh look at companies in this sector and may increase the weighting as the atmosphere becomes more favorable.


Putnam Voyager Fund II was in the top 17% of all multi-cap growth funds tracked by Lipper, Inc. for the 1-year period ended December 31, 1999, ranking 57 of 342 funds.

Past performance is not indicative of future results. Lipper rankings are based on total return performance, vary over time, and do not include the effect of sales charges. For the 1-year period ended 12/31/99, the fund's class A shares ranked 57 out of 342 growth funds (top 17%); for the 3- and 5-year periods ended 12/31/99, class A shares ranked 37 out of 243 funds (top 16%) and 21 out of 151 funds (top 14%), respectively. Performance of other share classes will vary.


Approximately 12% of the portfolio was invested outside the United States at the close of fiscal 1999, with the lion's share of that in Japan. Several Japanese holdings have performed extremely well for us, among them Itoen LTD, a beverage company specializing in green tea drinks, and Hikari Tsushin, Inc., a chain of cellular handset stores located throughout Japan. Another Japanese holding, Softbank Corp., an Internet holding company, has quadrupled in value since its purchase.

Kohl's Corp.:  An innovative approach to mid-range retailing

An emphasis on quality, national brand merchandise, and exceptional value for customers characterizes this chain of 213 family-oriented department stores that has grown from a single store opened in 1962. With fewer departments than traditional, full-line department stores, Kohl's offers larger selections of styles, colors, and sizes in the categories it features -- apparel and shoes for women, children, and men; domestics; and housewares. A computerized tracking system helps monitor which items are selling and enables stores to maintain inventory levels of popular and advertised items. Most stores are stand-alones or located in strip malls where parking is plentiful. They combine supermarket-style centralized checkout lanes with traditional department store features such as private dressing rooms and special promotions for charge customers.

An aggressive expansion program has dampened the performance of Kohl's stock this year as new stores come on-line and get up and running. However, the company's success at building customer loyalty in the past bodes well for its future -- a recent Wall Street Journal article showed it achieving major inroads within the territory of rival J.C. Penney. Kohl's innovative approach to value-oriented retailing exemplifies the type of dynamic management and rapid growth potential we seek for your fund.


Other foreign holdings that have proved rewarding this year include MLP (Marschollek, Lautenschlaeger und Partner), a German financial services company that has benefited from the growing popularity of investing in Europe, and Capita Group PLC, a British company involved with project management outsourcing. British municipalities are taking advantage of Capita's ability to provide services, such as management of local bus and train service to water resources, more efficiently and at a lower cost to taxpayers.

* RETAIL HOLDINGS STILL HOLD PROMISE

Two key holdings in the retail sector have produced disappointing performance this year but we believe that both retain their potential to excel in the future. Bed Bath and Beyond, Inc., which operates domestics and home furnishings superstores in 35 states, is expanding its proven merchandising approach to the Web. Kohl's Corp., which sells national brand clothing at moderate prices in the midwestern and mid-Atlantic states, has acquired Caldors' stores in the Northeast and has the ability to penetrate other regions as well. The Kohl's formula is a disciplined, cookie-cutter operation that has quickly generated customer loyalty in each new territory (see box on page 4) and is a good example of the kind of innovative approach that distinguishes many of the companies we select for the portfolio.

* MORE VOLATILITY EXPECTED IN 2000 BUT REWARD POTENTIAL REMAINS

With the market reaching record highs -- and experiencing some record drops -- in 1999, volatility has become more of a fact of investing life. This is especially true in the technology sector and your fund's greater exposure to that sector may mean a higher level of share price fluctuation going forward. However, we believe that the reward potential in this sector is substantial enough to justify taking on additional risk.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

VeriSign, Inc.
Computer services

VERITAS Software Corp.
Computer software

Intuit, Inc.
Computer software

Oracle Corp.
Computer software

General Electric Co.
Electronics and electrical equipment

Microsoft Corp.
Computer software

QUALCOMM, Inc.
Telecommunications

Home Depot, Inc. (The)
Retail

Lycos, Inc.
Computer software

Comverse Technology, Inc.
Computer services

Footnote reads:
These holdings represent 13.5% of the fund's net assets as of 12/31/99. Portfolio holdings will vary over time.


Keep in mind also that the fund's focus on fundamental, bottom-up research has built a portfolio that is well diversified with regard to company size. This year, our strongest performers have been mid-cap companies, which have capitalizations ranging from $1 billion to $5 billion. Linear Technology, Maxim, Applied Materials, Itoen, Hikari Tsushin, and MLP all fall in this category. But you'll also find fast-growing, small-capitalization companies such as Capita side by side with large companies such as Microsoft, Intuit, SAP, Oracle, and Softbank, which have market capitalizations in excess of $5 billion. This flexibility has served the fund very well in the past and we are confident that it will continue to do so in the future.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Voyager
Fund II is designed for investors aggressively seeking capital appreciation primarily through common stocks.




TOTAL RETURN FOR PERIODS ENDED 12/31/99 (most recent calendar quarter)

                     Class A            Class B           Class C            Class M
(inception dates)   (4/14/93)          (10/2/95)          (2/1/99)          (10/2/95)
                  NAV       POP      NAV       CDSC     NAV      CDSC     NAV       POP
-----------------------------------------------------------------------------------------
1 year            79.90%    69.59%   78.56%    73.56%   78.75%   77.75%   79.04%    72.77%
-----------------------------------------------------------------------------------------
5 years          343.51    318.21   327.28    325.28   327.65   327.65   333.18    318.23
Annual average    34.70     33.13    33.70     33.58    33.73    33.73    34.07     33.13
-----------------------------------------------------------------------------------------
Life of fund     447.29    415.75   420.50    420.50   420.88   420.88   429.53    411.13
Annual average    28.83     27.70    27.87     27.87    27.88    27.88    28.20     27.52
-----------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/99

                               Russell MidCap            Consumer
                                Growth Index            price index
------------------------------------------------------------------------
1 year                             51.29%                 2.80%
------------------------------------------------------------------------
5 years                           243.93                 12.76
Annual average                     28.03                  2.43
------------------------------------------------------------------------
Life of fund                      270.80                 17.55
Annual average                     21.42                  2.42
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 4/14/93

                 Fund's class A       Russell MidCap    Consumer price
Date              shares at POP        Growth Index         index

4/14/93               9,425               10,000           10,000
12/31/93             11,589               11,020           10,153
12/31/94             11,629               10,781           10,425
12/31/95             17,459               14,444           10,689
12/31/96             18,805               16,969           11,045
12/31/97             23,210               20,794           11,233
12/31/98             28,670               24,509           11,435
12/31/99            $51,575              $37,080          $11,755

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B or class C shares would have been valued at $52,050 and $52,088, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $52,953 ($51,113 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 12/31/99

                          Class A       Class B     Class C       Class M
------------------------------------------------------------------------------
Distributions (number)       1             1           1             1
------------------------------------------------------------------------------
Income                       --            --          --            --
------------------------------------------------------------------------------
Capital gains
  Long-term               $2.111        $2.111      $2.111        $2.111
------------------------------------------------------------------------------
  Short-term               0.051         0.051       0.051         0.051
------------------------------------------------------------------------------
  Total                   $2.162        $2.162      $2.162        $2.162
------------------------------------------------------------------------------
Share value:            NAV     POP       NAV         NAV       NAV     POP
------------------------------------------------------------------------------
12/31/98               $22.70  $24.08   $22.13          --     $22.34  $23.15
------------------------------------------------------------------------------
2/1/99*                    --      --       --      $23.95         --      --
------------------------------------------------------------------------------
12/31/99                38.45   40.80    37.13       38.21      37.61   38.97
------------------------------------------------------------------------------

*Inception of Class C shares.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Russell MidCap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended December 31, 1999

To the Trustees and Shareholders of
Putnam Voyager Fund II

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund II (the "fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2000



The fund's portfolio
December 31, 1999

COMMON STOCKS (97.0%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Advertising (1.5%)
--------------------------------------------------------------------------------------------------------------------------
            187,244  Lamar Advertising Co. (NON)                                                            $   11,339,965
            190,350  Omnicom Group, Inc.                                                                        19,035,000
             79,100  TMP Worldwide, Inc. (NON)                                                                  11,232,200
            121,600  Young & Rubicam, Inc.                                                                       8,603,200
                                                                                                            --------------
                                                                                                                50,210,365

Airlines (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            309,000  Ryanair Holdings, PLC ADR (Ireland) (NON)                                                  17,033,625

Apparel (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             62,050  American Eagle Outfitters, Inc.                                                             2,792,250
            110,200  Gucci Group N.V. (Netherlands)                                                             12,617,900
            217,500  Nike, Inc.                                                                                 10,779,844
                                                                                                            --------------
                                                                                                                26,189,994

Banks (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            247,150  Fifth Third Bancorp                                                                        18,134,631
            250,000  Firstar Corp.                                                                               5,281,250
             76,100  Northern Trust Corp.                                                                        4,033,300
                                                                                                            --------------
                                                                                                                27,449,181

Broadcasting (7.1%)
--------------------------------------------------------------------------------------------------------------------------
            166,500  Acme Communications, Inc.                                                                   5,536,125
            237,100  AMFM, Inc. (NON)                                                                           18,553,075
            556,100  CBS Corp. (NON)                                                                            35,555,644
            320,000  Citadel Communications Corp. (NON)                                                         20,760,000
            366,100  Clear Channel Communications, Inc. (NON)                                                   32,674,425
            402,035  Cumulus Media, Inc. Class A (NON)                                                          20,403,276
             65,700  Echostar Communications Corp. Class A (NON)                                                 6,405,750
            279,900  Entercom Communications Corp. (NON)                                                        18,473,400
             70,000  Hispanic Broadcasting Corp. (NON)                                                           6,455,313
            722,562  Infinity Broadcasting Corp. Class A (NON)                                                  26,147,712
            107,000  Pegasus Communications Corp. (NON)                                                         10,459,250
            207,900  Radio One, Inc. (NON)                                                                      19,126,800
            215,200  Salem Communications Corp. Class A (NON)                                                    4,868,900
             15,500  Spanish Broadcasting System, Inc. Class A (NON)                                               623,875
             65,600  Univision Communications Inc. Class A (NON)                                                 6,703,500
            112,266  WestWood One, Inc. (NON)                                                                    8,532,216
                                                                                                            --------------
                                                                                                               241,279,261

Business Equipment and Services (1.4%)
--------------------------------------------------------------------------------------------------------------------------
             84,600  About.com, Inc. (NON)                                                                       7,592,850
            113,500  Affiliated Computer Services, Inc. Class A (NON)                                            5,221,000
            110,700  Braun Consulting, Inc. (NON)                                                                7,915,050
            270,350  Cintas Corp. (NON)                                                                         14,362,344
             10,400  Management Network Group, Inc. (The) (NON)                                                    339,300
            210,500  NCO Group, Inc. (NON)                                                                       6,341,313
            226,900  Serco Group PLC (United Kingdom) (NON)                                                      7,070,446
                                                                                                            --------------
                                                                                                                48,842,303

Cable Television (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            222,700  Comcast Corp. Class A                                                                      11,260,269
              8,100  Insight Communications Company, Inc.                                                          239,963
            140,700  USA Networks, Inc. (NON)                                                                    7,773,675
                                                                                                            --------------
                                                                                                                19,273,907

Computer Equipment (1.5%)
--------------------------------------------------------------------------------------------------------------------------
             94,000  PMC - Sierra, Inc. (NON)                                                                  15,069,375
             79,000  PRI Automation, Inc.                                                                        5,302,875
            411,600  Sun Microsystems, Inc. (NON)                                                               31,873,275
                                                                                                            --------------
                                                                                                                52,245,525

Computer Services (11.6%)
--------------------------------------------------------------------------------------------------------------------------
            366,100  America Online, Inc. (NON)                                                                 27,617,669
             94,800  Ariba, Inc. (NON)                                                                          16,815,150
            132,100  Aware, Inc. (NON)                                                                           4,805,138
            112,100  BackWeb Technologies Ltd. (Israel) (NON)                                                    4,722,213
             65,000  Brocade Communications Systems (NON)                                                       11,505,000
            692,774  Capita Group PLC (United Kingdom)                                                          12,589,955
             64,650  CDW Computer Centers, Inc. (NON)                                                            5,083,106
             74,600  CheckFree Holdings Corp. (NON)                                                              7,795,700
             75,000  CMG Information Services, Inc. (NON)                                                       20,765,625
            224,300  CNET, Inc. (NON)                                                                           12,729,025
            251,550  Comverse Technology, Inc. (NON)                                                            36,411,863
            281,650  Covad Communications Group 144A (NON)                                                      15,754,797
             81,000  DoubleClick, Inc. (NON)                                                                    20,498,063
              1,700  Freemarkets, Inc. (NON)                                                                       580,231
             88,300  Harris Interactive, Inc. (NON)                                                              1,153,419
            275,800  IMS Health, Inc.                                                                            7,498,313
             74,000  InfoSpace.com, Inc. (NON)                                                                  15,836,000
             65,000  InterVU, Inc. (NON)                                                                         6,825,000
            159,900  McAfee.com Corp. (NON)                                                                      7,195,500
          1,206,000  Misys PLC (United Kingdom) (NON)                                                           18,799,864
            136,850  Multex.com, Inc. (NON)                                                                      5,148,981
            149,300  Sykes Enterprises, Inc. (NON)                                                               6,550,538
            185,200  USWeb Corp. (NON)                                                                           8,229,825
            128,100  Verio, Inc. (NON)                                                                           5,916,619
            397,600  VeriSign, Inc. (NON)                                                                       75,916,750
             80,000  VerticalNet, Inc. (NON)                                                                    13,120,000
            126,200  Viant Corp. (NON)                                                                          12,493,800
            151,900  Whittman-Hart, Inc. (NON)                                                                   8,145,638
              2,100  Yahoo!, Inc. (NON)                                                                            908,644
            197,400  Zamba Corp. (NON)                                                                           3,429,825
             65,900  Ziff-Davis, Inc. (NON)                                                                      1,383,900
                                                                                                            --------------
                                                                                                               396,226,151

Computer Software (19.4%)
--------------------------------------------------------------------------------------------------------------------------
             98,900  Agile Software Corp. (NON)                                                                 21,484,480
            128,100  Be Free, Inc. (NON)                                                                         9,207,188
            171,000  BroadVision, Inc. (NON)                                                                    29,080,688
              6,700  C-Bridge Internet Solutions, Inc. (NON)                                                       325,788
            335,000  CBT Group PLC ADR (Ireland) (NON)                                                          11,222,500
             53,400  E.piphany, Inc. (NON)                                                                      11,914,875
            154,436  Electronic Arts, Inc. (NON)                                                                12,972,624
            109,800  Engage Technologies, Inc. (NON)                                                             6,588,000
             79,200  I2 Technologies, Inc. (NON)                                                                15,444,000
             80,000  Informatica Corp. (NON)                                                                     8,510,000
             13,100  Intertrust Technologies Corp. (NON)                                                         1,540,888
            869,100  Intuit, Inc. (NON)                                                                         52,091,681
            459,350  Lycos, Inc. (NON)                                                                          36,547,034
            194,000  Macromedia, Inc. (NON)                                                                     14,186,250
             10,300  Mediaplex, Inc. (NON)                                                                         646,325
              8,900  Metasolv Software, Inc. (NON)                                                                 727,575
            351,400  Microsoft Corp. (SEG) (NON)                                                                41,025,950
             58,228  Net Perceptions, Inc. (NON)                                                                 2,445,576
            173,400  Netegrity, Inc. (NON)                                                                       9,872,963
              3,600  OpenTV Corp. (NON)                                                                            288,900
            409,900  Oracle Corp. (NON)                                                                         45,934,419
            550,900  Parametric Technology Corp. (NON)                                                          14,908,731
            213,600  Phone.com, Inc. (NON)                                                                      24,764,250
             91,600  Portal Software, Inc. (NON)                                                                 9,423,350
             87,100  Proxicom, Inc. (NON)                                                                       10,827,619
            144,600  RealNetworks, Inc. (NON)                                                                   17,397,188
             76,800  Quest Software, Inc. (NON)                                                                  7,833,600
            312,800  Rational Software Corp. (NON)                                                              15,366,300
            120,000  Sapient Corp. (NON)                                                                        16,912,500
            127,700  Silknet Software, Inc. (NON)                                                               21,166,275
              9,100  SilverStream Software, Inc. (NON)                                                           1,082,900
             30,900  Softbank Corp. (Japan)                                                                     29,575,455
            165,000  Software.com, Inc. (NON)                                                                   15,840,000
            206,050  Symantec Corp. (NON)                                                                       12,079,681
            226,800  Synopsys, Inc. (NON)                                                                       15,138,900
            200,000  TSI International Software, Ltd. (NON)                                                     11,325,000
            247,756  Usinternetworking, Inc. (NON)                                                              17,311,951
              3,500  VA Linux Systems, Inc. (NON)                                                                  723,188
            389,875  VERITAS Software Corp. (NON)                                                               55,800,859
            135,600  Vignette Corp. (NON)                                                                       22,102,800
            220,400  Worldgate Communications, Inc. (NON)                                                       10,482,775
                                                                                                            --------------
                                                                                                               662,121,026

Computers (1.7%)
--------------------------------------------------------------------------------------------------------------------------
            375,150  Dell Computer Corp. (NON)                                                                  19,132,650
            179,400  EMC Corp. (NON)                                                                            19,599,450
            265,000  Gateway, Inc.                                                                              19,096,563
                                                                                                            --------------
                                                                                                                57,828,663

Consumer Non Durables (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             95,200  Colgate-Palmolive Co.                                                                       6,188,000

Consumer Services (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            496,300  Network Event Theater, Inc. (NON)                                                          14,764,925
            275,400  SportsLine USA, Inc. (NON)                                                                 13,804,425
             40,900  Stamps.com, Inc. (NON)                                                                      1,702,463
                                                                                                            --------------
                                                                                                                30,271,813

Cosmetics (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            168,500  Estee Lauder Cos. Class A                                                                   8,498,719
             21,400  Fancl Corp. (Japan)                                                                         5,738,501
                                                                                                            --------------
                                                                                                                14,237,220

Education Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            164,950  Apollo Group, Inc. Class A                                                                  3,309,309

Electronic Components (4.3%)
--------------------------------------------------------------------------------------------------------------------------
            138,000  Act Manufacturing, Inc. (NON)                                                               5,175,000
            148,000  Applied Micro Circuits Corp. (NON)                                                         18,833,000
            187,900  ASM Lithography Holding N.V. (Netherlands) (NON)                                           21,373,625
            269,400  Celestica Inc. (Canada) (NON)                                                              14,951,700
            656,500  Metromedia Fiber Network, Inc. Class A (NON)                                               31,470,969
             90,000  Optical Coating Laboratory, Inc.                                                           26,640,000
             89,122  Sanmina Corp. (NON)                                                                         8,901,060
            491,200  Sipex Corp. (NON)                                                                          12,065,100
            150,000  Zoran Corp. (NON)                                                                           8,362,500
                                                                                                            --------------
                                                                                                               147,772,954

Electronics and Electrical Equipment (5.1%)
--------------------------------------------------------------------------------------------------------------------------
             15,600  Agilent Technologies, Inc. (NON)                                                            1,206,075
            113,830  Applied Materials, Inc. (NON)                                                              14,420,838
            290,000  Flextronics International Ltd. (NON)                                                       13,340,000
            266,000  General Electric Co.                                                                       41,163,500
            268,900  Jabil Circuit, Inc. (NON)                                                                  19,629,700
             23,000  Keyence Corp (Japan)                                                                        9,341,358
            156,000  Lernout & Hauspie Speech Products N.V. (Belgium) (NON)                                      7,215,000
            411,500  LTX Corp. (NON)                                                                             9,207,313
            229,900  Motorola, Inc.                                                                             33,852,775
            116,600  Solectron Corp. (NON)                                                                      11,091,575
             74,300  SonoSite, Inc. (NON)                                                                        2,349,738
            160,720  Teradyne, Inc. (NON)                                                                       10,607,520
                                                                                                            --------------
                                                                                                               173,425,392

Entertainment (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            115,000  Harrah's Entertainment, Inc.                                                                3,040,313
            142,050  SFX Entertainment, Inc. Class A (NON)                                                       5,140,434
            204,000  Time Warner, Inc.                                                                          14,777,250
            242,400  Viacom, Inc. Class B (NON)                                                                 14,650,050
                                                                                                            --------------
                                                                                                                37,608,047

Financial Services (2.5%)
--------------------------------------------------------------------------------------------------------------------------
             41,850  Aiful Corp. (Japan)                                                                         5,119,642
            243,700  Citigroup, Inc.                                                                            13,540,581
            527,850  Concord EFS, Inc. (NON)                                                                    13,592,138
            138,550  Knight/Trimark Group, Inc. (NON)                                                            6,373,300
             67,700  Marschollek, Lautenschlaeger und Partner AG (Germany)                                      17,775,718
             47,000  Marschollek, Lautenschlaeger und Partner AG (Germany)                                      14,184,600
            230,900  Schwab (Charles) Corp.                                                                      8,860,788
            225,029  TCF Financial Corp.                                                                         5,597,596
                                                                                                            --------------
                                                                                                                85,044,363

Food and Beverages (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            256,400  Itoen, Ltd. (Japan)                                                                        35,857,859

Hospital Management (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            240,000  Advance Paradigm, Inc. (NON)                                                                5,175,000
          1,280,200  Health Management Assoc., Inc. (NON)                                                       17,122,675
                                                                                                            --------------
                                                                                                                22,297,675

Insurance (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             89,750  American International Group, Inc.                                                          9,704,219
             57,900  Progressive Corp. (The)                                                                     4,233,938
                                                                                                            --------------
                                                                                                                13,938,157

Medical Management Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             32,300  eBenX Inc. (NON)                                                                            1,461,575
            235,000  Renal Care Group, Inc. (NON)                                                                5,493,125
                                                                                                            --------------
                                                                                                                 6,954,700

Medical Supplies and Devices (1.7%)
--------------------------------------------------------------------------------------------------------------------------
            320,340  Medtronic, Inc.                                                                            11,672,389
            190,100  Mentor Corp.                                                                                4,906,956
            126,100  Minimed, Inc. (NON)                                                                         9,236,825
            300,000  PSS World Medical, Inc. (NON)                                                               2,831,250
            135,200  Stryker Corp.                                                                               9,413,300
            145,199  Thermo Cardiosystems, Inc. (NON)                                                              952,868
            459,100  Tyco International Ltd. (NON)                                                              17,847,513
                                                                                                            --------------
                                                                                                                56,861,101

Networking Equipment (3.1%)
--------------------------------------------------------------------------------------------------------------------------
             62,900  CIENA Corp. (NON)                                                                           3,616,750
            231,000  Cisco Systems, Inc. (NON)                                                                  24,745,875
            138,800  E-Tek Dynamics, Inc. (NON)                                                                 18,685,950
            180,000  Emulex Corp. (NON)                                                                         20,250,000
             80,000  Exodus Communications, Inc. (NON)                                                           7,105,000
             87,700  Extreme Networks, Inc. (NON)                                                                7,322,950
             22,815  Juniper Networks, Inc. (NON)                                                                7,757,100
            140,000  Network Appliance, Inc. (NON)                                                              11,628,750
             34,800  Reback Networks, Inc. (NON)                                                                 6,177,000
                                                                                                            --------------
                                                                                                               107,289,375

Oil and Gas (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            240,150  Nabors Industries, Inc. (NON)                                                               7,429,641
            308,200  Noble Drilling Corp. (NON)                                                                 10,093,550
                                                                                                            --------------
                                                                                                                17,523,191

Packaging and Containers (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            153,300  Sealed Air Corp. (NON)                                                                      7,942,856

Pharmaceuticals and Biotechnology (2.7%)
--------------------------------------------------------------------------------------------------------------------------
            166,800  Alkermes, Inc. (NON)                                                                        8,194,050
            251,100  Amgen, Inc. (NON)                                                                          15,081,694
             34,100  Biogen, Inc. (NON)                                                                          2,881,450
             39,900  Biovail Corp. International (Canada) (NON)                                                  3,740,625
             47,200  Genentech, Inc. (NON)                                                                       6,348,400
             18,100  Medimmune, Inc. (NON)                                                                       3,002,338
            146,200  QLT PhotoTherapeutics, Inc. (Canada) (NON)                                                  8,589,250
            347,600  Schering-Plough Corp.                                                                      14,664,375
             81,700  Sepracor, Inc. (NON)                                                                        8,103,619
             71,672  Transkaryotic Therapies, Inc. (Malaysia) (NON)                                              2,759,372
            209,600  Warner-Lambert Co.                                                                         17,174,100
                                                                                                            --------------
                                                                                                                90,539,273

Publishing (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             30,700  Kadokawa Shoten Publishing Co., Ltd. (Japan)                                               10,335,486

Recreation (--%)
--------------------------------------------------------------------------------------------------------------------------
             33,200  International Speedway Corp. Class A                                                        1,672,450

Restaurants (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            249,773  J.D. Wetherspoon PLC (United Kingdom) (NON)                                                 1,751,118
            618,900  PizzaExpress PLC (United Kingdom) (NON)                                                     7,323,323
            479,146  Starbucks Corp. (NON)                                                                      11,619,291
                                                                                                            --------------
                                                                                                                20,693,732

Retail (5.6%)
--------------------------------------------------------------------------------------------------------------------------
             41,100  Amazon.com, Inc. (NON)                                                                      3,128,738
            202,000  Ames Department Stores, Inc. (NON)                                                          5,820,125
             98,900  Bed Bath & Beyond, Inc. (NON)                                                               3,436,775
             34,400  Castorama Dubois (France)                                                                  10,451,133
            116,150  Costco Wholesale Corp. (NON)                                                               10,598,688
             61,900  Dayton Hudson Corp.                                                                         4,545,781
            239,502  Dollar Tree Stores, Inc. (NON)                                                             11,600,830
            225,000  Factory 2-U Stores, Inc. (NON)                                                              6,384,375
            555,300  Home Depot, Inc. (The)                                                                     38,072,756
            230,500  Kohls Corp. (NON)                                                                          16,639,219
            100,000  Linens 'N Things, Inc. (NON)                                                                2,962,500
            154,090  Michaels Stores, Inc. (NON)                                                                 4,391,565
            701,250  Next PLC (United Kingdom)                                                                   6,728,828
            779,600  Office Depot, Inc. (NON)                                                                    8,526,875
             77,000  Seven-Eleven Japan Co., Ltd. (Japan) (NON)                                                 12,207,868
             54,300  Shimamura Co., Ltd. (Japan)                                                                 8,608,925
            101,450  Tiffany & Co.                                                                               9,054,413
            150,000  TJX Cos., Inc. (The)                                                                        3,065,625
            112,300  Tuesday Morning Corp. (NON)                                                                 2,070,531
            286,300  Wal-Mart Stores, Inc.                                                                      19,790,488
             84,956  Williams-Sonoma, Inc. (NON)                                                                 3,907,976
                                                                                                            --------------
                                                                                                               191,994,014

Semiconductors (5.8%)
--------------------------------------------------------------------------------------------------------------------------
            244,700  Altera Corp. (NON)                                                                         12,127,944
            131,200  Intel Corp.                                                                                10,799,400
            199,000  KLA Tencor Corp. (NON)                                                                     22,163,625
            346,500  Linear Technology Corp.                                                                    24,796,406
            763,800  Maxim Integrated Products, Inc. (NON)                                                      36,041,813
            181,000  QLogic Corp. (NON)                                                                         28,937,375
             60,400  SDL, Inc. (NON)                                                                            13,167,200
            111,000  Silicon Image, Inc. (NON)                                                                   7,776,938
            164,800  Texas Instruments, Inc.                                                                    15,965,000
            270,900  Vitesse Semiconductor Corp. (NON)                                                          14,205,319
            278,000  Xilinx, Inc. (NON)                                                                         12,640,313
                                                                                                            --------------
                                                                                                               198,621,333

Specialty Consumer Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            101,750  Fastenal Co. (NON)                                                                          4,572,391

Telecommunications (7.3%)
--------------------------------------------------------------------------------------------------------------------------
            325,000  Advanced Fibre Communications (NON)                                                        14,523,438
             13,300  Aether Systems, Inc. (NON)                                                                    952,613
             51,300  Allegiance Telecom, Inc. (NON)                                                              4,732,425
            325,750  Global Crossing Ltd. (NON)                                                                 16,287,500
            495,800  Global TeleSystems Group, Inc. (NON)                                                       17,167,075
              7,100  Hikari Tsushin, Inc. (Japan) (NON)                                                         14,244,471
            185,776  JDS Uniphase Corp. (NON)                                                                   29,967,991
            205,350  MCI WorldCom, Inc. (NON)                                                                   10,896,384
             92,300  NEXTEL Communications, Inc. Class A (NON)                                                   9,518,438
            174,500  Nokia Corp. ADR (Finland) (NON)                                                            33,155,000
            104,875  NTL, Inc. (NON)                                                                            13,083,156
            174,150  Oy Nokia AB Class A, (Finland)                                                             31,535,082
             75,000  Proxim, Inc. (NON)                                                                          8,250,000
            225,692  QUALCOMM, Inc. (NON)                                                                       39,750,004
             28,100  Tellabs, Inc. (NON)                                                                         1,803,669
            130,850  Williams Communications Group, Inc. (NON)                                                   3,786,472
                                                                                                            --------------
                                                                                                               249,653,718

Telephone Services (4.3%)
--------------------------------------------------------------------------------------------------------------------------
            174,200  Amdocs Ltd. (NON)                                                                           6,009,900
            393,401  AT&T Corp. (NON)                                                                           22,325,450
            120,500  Focal Communications Corp. (NON)                                                            2,907,063
             94,150  Level 3 Communications, Inc. (NON)                                                          7,708,531
            215,300  Lucent Technologies, Inc.                                                                  16,107,131
            470,000  McLeod, Inc. Class A (NON)                                                                 27,671,250
            370,812  NEXTLINK Communications, Inc. Class A (NON)                                                30,800,572
            220,400  Sprint Corp.                                                                               14,835,675
            173,400  Sprint PCS (NON)                                                                           17,773,500
                                                                                                            --------------
                                                                                                               146,139,072

Wireless Communications (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            351,200  American Tower Corp. Class A (NON)                                                         10,733,550
            150,000  Lightbridge, Inc. (NON)                                                                     4,162,500
            369,300  Pinnacle Holdings, Inc. (NON)                                                              15,649,124
             65,600  RF Micro Devices, Inc. (NON)                                                                4,489,500
                                                                                                            --------------
                                                                                                                35,034,674
                                                                                                            --------------
                     Total Common Stocks (cost $1,743,320,347)                                              $3,314,478,156

SHORT-TERM INVESTMENTS (2.6%) (a) (cost $89,577,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $89,577,000  Interest in $624,736,000 joint repurchase agreement dated December 31, 1999 with S.B.C. Warburg Inc.
                       due January 3, 2000 with respect to various
                       U.S. Treasury obligations -- maturity value of
                       $89,597,528 for an effective yield of 2.75%                                          $   89,577,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,832,897,347) (b)                                            $3,404,055,156
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,415,849,462.

  (b) The aggregate identified cost on a tax basis is $1,837,522,474, resulting in gross unrealized appreciation and depreciation of $1,604,809,089 and $38,276,407, respectively, or net unrealized appreciation of $1,566,532,682.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 1999.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.


-------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 1999
                                      Aggregate Face  Expiration   Unrealized
                        Total Value       Value          Date     Appreciation
-------------------------------------------------------------------------------
S&P 500 Index (Long)    $22,634,050    $22,575,424      Mar-00      $58,626
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
December 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,832,897,347) (Note 1)                                        $3,404,055,156
-----------------------------------------------------------------------------------------------
Cash                                                                                    282,770
-----------------------------------------------------------------------------------------------
Foreign currency (cost $176)                                                                111
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                               488,088
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               18,442,374
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       19,732,487
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          44,365
-----------------------------------------------------------------------------------------------
Total assets                                                                      3,443,045,351

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     14,633,146
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            6,046,214
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          3,686,217
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              276,166
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            60,713
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              5,239
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                2,235,170
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  253,024
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    27,195,889
-----------------------------------------------------------------------------------------------
Net assets                                                                       $3,415,849,462

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,738,472,541
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                              106,227,954
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                      1,571,148,967
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $3,415,849,462

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,663,371,295 divided by 43,264,021 shares)                                            $38.45
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $38.45)*                                  $40.80
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,505,718,977 divided by 40,552,455 shares)**                                          $37.13
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($76,097,125 divided by 1,991,295 shares)**                                              $38.21
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($170,662,065 divided by 4,538,031 shares)                                               $37.61
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $37.61)*                                  $38.97
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended December 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax $99,189)                                           $    3,790,343
-----------------------------------------------------------------------------------------------
Interest                                                                              2,101,700
-----------------------------------------------------------------------------------------------
Total investment income                                                               5,892,043

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     11,530,451
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        2,665,204
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        41,206
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         20,495
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 2,383,880
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 8,753,859
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                   235,280
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   770,863
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  86,733
-----------------------------------------------------------------------------------------------
Registration fees                                                                       169,075
-----------------------------------------------------------------------------------------------
Auditing                                                                                 70,173
-----------------------------------------------------------------------------------------------
Legal                                                                                    15,565
-----------------------------------------------------------------------------------------------
Postage                                                                                 312,968
-----------------------------------------------------------------------------------------------
Other                                                                                   304,991
-----------------------------------------------------------------------------------------------
Total expenses                                                                       27,360,743
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (262,438)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         27,098,305
-----------------------------------------------------------------------------------------------
Net investment loss                                                                 (21,206,262)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    293,607,662
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency contracts                                       2,560,694
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                      (69,274)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                        1,125,017,403
-----------------------------------------------------------------------------------------------
Net gain on investments                                                           1,421,116,485
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $1,399,910,223
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                                                      Year ended December 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment loss                                                              $  (21,206,262) $  (12,142,472)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                       296,168,356      58,089,525
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                      1,124,948,129     227,630,502
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              1,399,910,223     273,577,555
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (85,402,662)    (26,466,797)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (80,535,688)    (25,149,952)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                          (3,713,864)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (9,081,113)     (3,023,078)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   657,805,994     229,497,911
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                      1,878,982,890     448,435,639

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 1,536,866,572   1,088,430,933
---------------------------------------------------------------------------------------------------------------
End of year (including accumulated net investment loss
of $-- and $2,529, respectively)                                                 $3,415,849,462  $1,536,866,572
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                     Year ended December 31
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $22.70           $19.11           $15.51           $14.40            $9.75
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (c)                           (.19)            (.12)            (.10)            (.11)            (.01)(b)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                              18.10             4.54             3.73             1.22             4.88
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            17.91             4.42             3.63             1.11             4.87
---------------------------------------------------------------------------------------------------------------------------------
Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   --               --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                   --               --               --               --             (.10)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                   (2.16)            (.83)            (.03)              --             (.12)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                              (2.16)            (.83)            (.03)              --             (.22)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $38.45           $22.70           $19.11           $15.51           $14.40
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                           79.90            23.52            23.42             7.71            50.14
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $1,663,371         $753,319         $532,287         $348,261          $83,526
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (d)                        1.03             1.12             1.22             1.44             1.31(b)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                         (.71)            (.59)            (.58)            (.69)            (.28)(b)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           89.74            91.61            73.73            68.95            49.81
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Reflects an expense limitation which expired on December 31, 1995. Expenses for the period ended December 31, 1995 for class
    A, B and M shares reflect a per share reduction of $0.04, $0.04 and $0.03, respectively.

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The ratio of expenses to average net assets include amounts paid through brokerage service and expense offset arrangements
    (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                For the period
Per-share                                                                                                        Oct. 2, 1995+
operating performance                                              Year ended December 31                         to Dec. 31
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $22.13           $18.78           $15.36           $14.37           $13.08
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (c)                           (.38)            (.27)            (.22)            (.22)            (.04)(b)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                              17.54             4.45             3.67             1.21             1.40
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            17.16             4.18             3.45              .99             1.36
---------------------------------------------------------------------------------------------------------------------------------
Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   --               --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                   --               --               --               --             (.03)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                   (2.16)            (.83)            (.03)              --             (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                              (2.16)            (.83)            (.03)              --             (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $37.13           $22.13           $18.78           $15.36           $14.37
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                           78.56            22.66            22.48             6.89            10.41*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $1,505,719         $699,040         $496,501         $328,268          $66,978
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (d)                        1.78             1.87             1.97             2.19              .54(b)*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                        (1.46)           (1.34)           (1.33)           (1.45)            (.29)(b)*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           89.74            91.61            73.73            68.95            49.81
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Reflects an expense limitation which expired on December 31, 1995. Expenses for the period ended December 31, 1995 for class
    A, B and M shares reflect a per share reduction of $0.04, $0.04 and $0.03, respectively.

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The ratio of expenses to average net assets include amounts paid through brokerage service and expense offset arrangements
    (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                For the period
Per-share                                                                                                        Feb. 1, 1999+
operating performance                                                                                             to Dec. 31
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                 $23.95
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (c)                                                                                               (.38)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                  16.80
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                16.42
---------------------------------------------------------------------------------------------------------------------------------
Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                       --
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                       --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                       (2.16)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                  (2.16)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                       $38.21
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                               69.50*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                     $76,097
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (d)                                                                                            1.63*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                                                            (1.34)*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                               89.74
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Reflects an expense limitation which expired on December 31, 1995. Expenses for the period ended December 31, 1995 for class
    A, B and M shares reflect a per share reduction of $0.04, $0.04 and $0.03, respectively.

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The ratio of expenses to average net assets include amounts paid through brokerage service and expense offset arrangements
    (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 For the period
Per-share                                                                                                         Oct. 2, 1995+
operating performance                                              Year ended December 31                          to Dec. 31
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $22.34           $18.91           $15.42           $14.39           $13.08
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (c)                           (.32)            (.22)            (.18)            (.19)              --(b)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                              17.75             4.48             3.70             1.22             1.38
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            17.43             4.26             3.52             1.03             1.38
---------------------------------------------------------------------------------------------------------------------------------
Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   --               --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                   --               --               --               --             (.03)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                   (2.16)            (.83)            (.03)              --             (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                              (2.16)            (.83)            (.03)              --             (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $37.61           $22.34           $18.91           $15.42           $14.39
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                           79.04            22.92            22.84             7.16            10.57*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $170,662          $84,507          $59,643          $37,325           $6,115
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (d)                        1.53             1.62             1.72             1.94              .47(b)*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                        (1.21)           (1.09)           (1.08)           (1.20)            (.21)(b)*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           89.74            91.61            73.73            68.95            49.81
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Reflects an expense limitation which expired on December 31, 1995. Expenses for the period ended December 31, 1995 for class
    A, B and M shares reflect a per share reduction of $0.04, $0.04 and $0.03, respectively.

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The ratio of expenses to average net assets include amounts paid through brokerage service and expense offset arrangements
    (Note 2).



Notes to financial statements
December 31, 1999

Note 1
Significant accounting policies

The Putnam Voyager Fund II (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term growth of capital by investing primarily in common stocks.

The fund offers class A, class B, class C and class M shares. Effective February 1, 1999, the fund began offering class C shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter
-- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended December 31, 1999, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 1999, the fund reclassified $21,208,791 to decrease accumulated net investment loss and $52,881 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $21,155,910. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44 % of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended December 31, 1999, fund expenses were reduced by $262,438 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,936 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended December 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $913,693 and $47,982 from the sale of class A and class M shares, respectively, and received $1,129,716 and $4,880 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended December 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $2,107 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended December 31, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,114,920,649 and $1,742,905,945, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At December 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended December 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     17,735,558       $493,996,704
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,367,568         82,449,807
-----------------------------------------------------------------------------
                                                20,103,126        576,446,511

Shares
repurchased                                    (10,028,805)      (266,866,656)
-----------------------------------------------------------------------------
Net increase                                    10,074,321       $309,579,855
-----------------------------------------------------------------------------

                                                 Year ended December 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     11,250,184       $229,784,065
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,231,846         25,696,173
-----------------------------------------------------------------------------
                                                12,482,030        255,480,238

Shares
repurchased                                     (7,152,946)      (144,393,448)
-----------------------------------------------------------------------------
Net increase                                     5,329,084       $111,086,790
-----------------------------------------------------------------------------

                                                 Year ended December 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     15,759,777       $431,528,199
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,214,594         74,509,134
-----------------------------------------------------------------------------
                                                17,974,371        506,037,333

Shares
repurchased                                     (9,015,320)      (237,554,812)
-----------------------------------------------------------------------------
Net increase                                     8,959,051       $268,482,521
-----------------------------------------------------------------------------

                                                 Year ended December 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      9,104,215       $183,140,840
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,150,403         23,410,690
-----------------------------------------------------------------------------
                                                10,254,618        206,551,530

Shares
repurchased                                     (5,096,384)      (100,793,004)
-----------------------------------------------------------------------------
Net increase                                     5,158,234       $105,758,526
-----------------------------------------------------------------------------

                                              For the period February 1, 1999
                                                 (commencement of operations)
                                                         to December 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,219,919        $61,369,858
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      101,541          3,516,354
-----------------------------------------------------------------------------
                                                 2,321,460         64,886,212

Shares
repurchased                                       (330,165)        (8,337,615)
-----------------------------------------------------------------------------
Net increase                                     1,991,295        $56,548,597
-----------------------------------------------------------------------------

                                                 Year ended December 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,240,671        $57,924,106
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      257,778          8,784,830
-----------------------------------------------------------------------------
                                                 2,498,449         66,708,936

Shares
repurchased                                     (1,743,600)       (43,513,915)
-----------------------------------------------------------------------------
Net increase                                       754,849        $23,195,021
-----------------------------------------------------------------------------

                                                 Year ended December 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,642,303        $32,976,095
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      142,779          2,932,667
-----------------------------------------------------------------------------
                                                 1,785,082         35,908,762

Shares
repurchased                                     (1,155,810)       (23,256,167)
-----------------------------------------------------------------------------
Net increase                                       629,272        $12,652,595
-----------------------------------------------------------------------------


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.

The fund has designated 3.85% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $197,750,850 as capital gain, for its taxable year ended December 31, 1999.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Daniel L. Miller
Vice President

Carol C. McMullen
Vice President

Charles H. Swanberg
Vice President and Fund Manager

Roland W. Gillis
Vice President and Fund Manager

Jeffrey R. Lindsey
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Voyager Fund
II. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN017-58387 377/2AR/2AO 12/99